                                                                   EXHIBIT 10.65

                                   BARCLAYS

                            MASTER LEASE PURCHASE

Date     27th September 2001
YOU ARE:
Name     Vari-Lite Europe Limited
Address  20-22 Fairway Drive
         Greenford
         Middlesex

Postcode UB6 8PW

Registered no.    2876045

WE ARE
BARCLAYS MERCANTILE BUSINESS FINANCE LIMITED OF CHURCHILL PLAZA, CHURCHILL WAY, BASINGSTOKE, HAMPSHIRE, RG21 7GL. REGISTERED IN ENGLAND NO. 898129. OUR VAT REGISTRATION NO. IS 243 8522 62.

THIS IS HOW YOUR MASTER LEASE PURCHASE AGREEMENT OPERATES

You may request us to enter into leases with you by giving us details of the equipment, from whom you propose we acquire title to it, and any financial or other information we may require.
By signing this agreement you acknowledge that we may exchange information about you with companies in the Barclays Bank group for credit and risk assessment purposes and marketing purposes. You agree that (i) you may be contacted with details of other products or services - write to us, if you do not wish to be contacted (ii) we may disclose and use information about this agreement for credit scoring, administration and financing purposes and for fraud prevention.

These expressions are used throughout this agreement and any schedule to it:
SCHEDULE:
Is any agreement under which we let equipment to you on hire on the terms of this agreement and the particular schedule.
LEASE:
In relation to any hiring, is this agreement and the schedule which together constitute a single contract.
EQUIPMENT, TERM, RENT, LOCATION:
Are as described in the particular schedule.

THESE ARE THE TERMS OF YOUR MASTER LEASE PURCHASE AGREEMENT
1.  GENERAL
(1) We and you may sometimes be referred to respectively as 'owner' and 'hirer' in this agreement, schedules or any supplemental agreement or appendix.
(2) This is a master agreement; signature of it does not commit either us or you to enter into any lease. We are only obliged to hire equipment (which includes any replacement) to you, if you sign a schedule, the terms of which are agreed and which we then sign.
(3) Headings are for convenience only. The singular includes the plural and vice versa.
(4) The equipment remains our property until you have validly exercised your option to purchase it (see clause 9). If any clause (or part of it) is not enforceable, the rest of the lease will not be affected.
(5) We may require you to arrange for any purchase contract you may have entered into to be changed so title to the equipment passes direct to us.
    We will pay for the equipment on the terms agreed with you or otherwise on receipt by us of the supplier's invoice, or reimburse you (if you have an agency purchase appointment) on presentation of your invoice, as applicable.
(6) We do not agree to any terms other than those in the lease; in particular, we are not liable by any contract to deliver the equipment or to service or maintain it or, other than hiring out the equipment, to provide you with any thing or any service.
(7) We may want someone to guarantee your obligations; if we do, we will ask you to suggest someone suitable.
(8) If, at any time, we make any concession or allow extra time to pay, this will not affect our rights on that or any subsequent occasion; variations to any lease must be in writing and signed by us.
(9) You acknowledge that you will be treated as having received any communication we send you 48 hours after posting to your usual or last known address. Our address for notices is above.
(10)Whatever in any lease you agree to indemnify us, your indemnity extends to us and any owner of the equipment and will apply even if the hiring or the lease has ended. We will calculate it to compensate for the full amount of the loss suffered as a result of each claim (including any expenses and VAT we may incur). Our calculations will be conclusive and you must pay us on our written demand.
2.  PERIOD
    The hiring lasts for the term shown in the schedule and then until you have exercised your option to purchase (see clause 9) or it is otherwise terminated (see clauses 7 and 10). So long as you are not in default (see clause 7) you are entitled to possession of the equipment throughout this period.
3.  PAYMENTS
(1) The rentals you must pay (without our making demand on you) are shown in the schedule and are payable without set-off or counterclaim. If you send us cheques, you do so at your risk. It is vital to us that we receive payment in full on the due dates shown in the schedule; you agree that this is a condition (in Scotland an essential condition) of each lease. A breach of this condition may be treated by us as repudiation (see clause 7).
(2) Any sum not paid by you on its due date will (unless we decide otherwise) accrue interest on a day to day basis from the date payment was due until receipt by us of the unpaid amount. The interest rate will be Finance
    House Base Rate at that time plus 5%. Payment of interest will not affect our right to terminate (see clause 7).
(3) If we need to apportion rentals to individual items of equipment, we will do so by reference to the respective prices paid by us for the items.
4.  EQUIPMENT
(1) You must make sure the equipment is safe, correctly used and kept in good condition and must arrange any maintenance that is needed; any replacement parts become our property.
(2) You may only alter the equipment with our written permission or if the law means it must be altered. Any alteration will be at your expense.
(3) Any damage, loss or injury, to anything or anyone, until the equipment is returned to us, caused to or by the equipment or by its use is your risk and liabilities arising or penalties or fines imposed in respect of its use or possession are your responsibility; you agree to indemnify us if any claim is made on us.
(4) You must keep the equipment in your possession and may not sub-let it unless you first have our written permission. If the equipment is plant or machinery, you may not move it from the location shown in the schedule or, if none, from the United Kingdom unless we have first agreed in writing where it will then be located. If the equipment is a commercial vehicle, you may take it anywhere within the European Community for no longer than 28 days on any trip and you must keep us informed of its whereabouts when we ask you to. If the equipment is a motor car, you may take it anywhere within the European Community for no longer than 28 days in any year and you must keep us informed of its whereabouts when we ask you to.
(5) If we want to inspect the equipment, you must allow us access and we may mark it with our name if we choose to do so. Identification and registration marks may not be removed or changed.
(6) Until you have validly exercised your option to purchase (see clause 9) you may not agree to sell or otherwise dispose of the equipment in any way or use it or allow it to be used as security. The same applies to your rights under each lease. You must not allow the equipment or our rights in it to be put in jeopardy.

5.  LIMIT TO OUR LIABILITY
(1) You have selected the equipment and its supplier and established its suitability; we have not examined it or considered its suitability.


                                                                                LEASE PURCHASE SCHEDULE

                                                                                FIXED RATE
                                                                                ----------------------------------------------------
                                                                                Hirer    Vari-Lite Production Services Limited
                    BARCLAYS                                                    ----------------------------------------------------
                                                                                CF no.                Customer no.
This schedule shall be read and construed as forming an agreement under which
equipment is let and as a schedule incorporated in the master lease purchase    96810-01              01268 45 3 00
agreement made between the undersigned and dated the                            ----------------------------------------------------
                                                                                Plan code             Account no.
                                              27   09   2001                    10                    75/4654 9525-7
                                             ----  --  ------                   ----------------------------------------------------

HIRER
-----------------------------------------------------------------------------
Name

Vari-Lite Production Services                                                   FINANCE DETAILS
-----------------------------------------------------------------------------   ----------------------------------------------------
                                                                                Price (excl. VAT)
Limited                                                                                                     L            659,477.71
-----------------------------------------------------------------------------   ----------------------------------------------------
Address                                                                         VAT al

20-22 Fairway Drive, Greenford,                                                                  17.5 %     L            115,408.60
-----------------------------------------------------------------------------   ----------------------------------------------------
                                                                                Non taxable items
Middlesex                                                                                                   L                  0.00
-----------------------------------------------------------------------------   ----------------------------------------------------
                                                                                Total cost of equipment
                                                                                                       (a)  L            774,886.31
-----------------------------------------------------------------------------   ----------------------------------------------------
Postcode                                                                        Less: Part exchange/initial
                                                                                payment payable on the
UB6 8PW                                                                         date of this schedule  (b)  L            274,886.31
-----------------------------------------------------------------------------   ----------------------------------------------------
Company registration no.                                                        Balance financed
                                                                                                   (c=a-b)  L            500,000.00
-----------------------------------------------------------------------------   ----------------------------------------------------
                                                                                Add. Charges
EQUIPMENT (SEE APPENDIX)                                                                               (d)  L            105,206.20
-----------------------------------------------------------------------------   ----------------------------------------------------
Description (inc. serial and/or reg. no.)                                       Balance HP price

Automated lighting                                                                                   (c+d)  L            605,206.20
-----------------------------------------------------------------------------   ----------------------------------------------------
                                                                                Administration fee (payable on
                                                                                the date of the agreement
                                                                                                       (e)  L              2,500.00
-----------------------------------------------------------------------------   ----------------------------------------------------
                                                                                Option payment
                                                                                (see clause 9)
                                                                                                       (f)  L                 50.00
-----------------------------------------------------------------------------   ----------------------------------------------------
Location of equipment                                           New/Used        Hire Purchase price
                                                                                                 (a+d+e+f)  L            882,642.51
-----------------------------------------------------------------------------   ----------------------------------------------------


TERM AND RENT
-----------------------------------------------------------------------------   ----------------------------------------------------
The term from the date of this schedule is                                      The balance HP price is payable by the rentals
                                                60 months                       scheduled in the table below
------------------------------------------------------------------------------------------------------------------------------------
              No. of consecutive rentals:            Rental frequency:                 Amount of each rental:   Commencing on:
                                                 60  Monthly                           L            10086.77    31/10/01
------------------------------------------------------------------------------------------------------------------------------------
Followed by
                                                                                       L
------------------------------------------------------------------------------------------------------------------------------------
Followed by
                                                                                       L
------------------------------------------------------------------------------------------------------------------------------------
Followed by
                                                                                       L
------------------------------------------------------------------------------------------------------------------------------------
Followed by
                                                                                       L
------------------------------------------------------------------------------------------------------------------------------------
Followed by
                                                                                       L
------------------------------------------------------------------------------------------------------------------------------------

DATA PROTECTION
------------------------------------------------------------------------------------------------------------------------------------
You acknowledge that we may exchange information about you with companies in the Barclays Bank group for credit and risk assessment purposes and marketing purposes. You may be contacted with details of other products or services - write to us if you do not wish to be contacted. You agree we may disclose and use information about this agreement for credit scoring, administration and financing purposes and for fraud prevention.
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE FOR HIRER                                                             SIGNATURE FOR OWNER
-----------------------------------------------------------------------------   ----------------------------------------------------
Signed for and on behalf                                                        Date/Tax point of this agreement
of the hirer                                                                                                        01/10/01
                                                                                ----------------------------------------------------
                                                                                Signed for and on behalf of Barclays Mercantile
                                                                                Business Finance Ltd of Churchill Plaza,
/s/ Sarah Blair                                                                 Churchill Way, Basingstoke, Hampshire RG21 7GL.
-----------------------------------------------------------------------------   Regd. no. 898129 VAT registration no. 243 8522 62
Name and title of signatory
                                                                                Please Leave Blank
SARAH BLAIR FC                                        Authorised to sign               /s/ signature illegible    Authorised to sign
-----------------------------------------------------------------------------   ----------------------------------------------------


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

                                                                                APPENDIX
                                                                                Not for use with agreements regulated by the
                                                                                Consumer Credit act 1974
BARCLAYS                                                                        ----------------------------------------------------
                                                                                Lessee/Hirer  Vari-Lite Production Services Limited
                                                                                ----------------------------------------------------
                                                                                CF no.                   Customer no.
This appendix shall be read and construed as forming part of the agreement      96810-01                 01268 45 3 00
under which equipment is let made between the undersigned and Barclays          ----------------------------------------------------
Mercantile Business Finance Ltd and dated the                                   Plan code                Account no.
                                                     01  10  01                 10                       75/4654 9525-7
                                                    ---- -- ----                ----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
1. Description (inc. serial and/or reg. no.)
   Upgrade Kit for Consol

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

2. Description (inc. serial and/or reg. no.)
   3D Illuminated Letters

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

3. Description (inc. serial and/or reg. no.)
   Colour Scrollers x13

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

4. Description (inc. serial and/or reg. no.)
   Residual Circuit Distributors x2

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

5. Description (inc. serial and/or reg. no.)
   Residual Circuit Distributors x2

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

6. Description (inc. serial and/or reg. no.)
   Residual Circuit Distributors x2

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

7. Description (inc. serial and/or reg. no.)
   Light Transportation Cases x2

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

8. Description (inc. serial and/or reg. no.)
   Transportation Cases x6

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

9. Description (inc. serial and/or reg. no.)
   DMX converter

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

10.Description (inc. serial and/or reg. no.)
   DMX Converter

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

11.Description (inc. serial and/or reg. no.)
   Portable Clocking On Machine Serial no. 1310100299409094334

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE FOR LESSEE OR HIRER                                                   SIGNATURE FOR LESSOR OR OWNER
-----------------------------------------------------------------------------   ----------------------------------------------------
Signed for and on behalf                                                        For and on behalf of the lessor/owner
of the lessee/hirer
                      /s/ Sarah Blair                                                                               Date  01/10/01
-----------------------------------------------------------------------------   ----------------------------------------------------
Title of signatory                                                              Signed

FINANCIAL CONTROLLER                                 Authorised to sign              /s/ signature illegible      Authorised to sign
-----------------------------------------------------------------------------   ----------------------------------------------------


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

                                                                                APPENDIX
                                                                                Not for use with agreements regulated by the
                                                                                Consumer Credit act 1974
BARCLAYS                                                                        ----------------------------------------------------
                                                                                Lessee/Hirer  Vari-Lite Production Services Limited
                                                                                ----------------------------------------------------
                                                                                CF no.                   Customer no.
This appendix shall be read and construed as forming part of the agreement      96810-01                 01268 45 3 00
under which equipment is let made between the undersigned and Barclays          ----------------------------------------------------
Mercantile Business Finance Ltd and dated the                                   Plan code                Account no.
                                                     01  10  01                 10                       75/4654 9525-7
                                                    ---- -- ----                ----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
12.Description (inc. serial and/or reg. no.)
   Chain Hoist

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

13.Description (inc. serial and/or reg. no.)
   Cabling

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

14.Description (inc. serial and/or reg. no.)
   Cyclite transportation case x3

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

15.Description (inc. serial and/or reg. no.)
   Trussing

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

16.Description (inc. serial and/or reg. no.)
   VL2402 Broad Beam Lights x11

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

17.Description (inc. serial and/or reg. no.)
   VL2201/2400 Transportation cases x6

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

18.Description (inc. serial and/or reg. no.)
   VL2402 Broad Beam Light

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

19.Description (inc. serial and/or reg. no.)
   Iris 4 Lighting x12

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

20.Description (inc. serial and/or reg. no.)
   VL2402 Broad Beam Lights x30

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

21.Description (inc. serial and/or reg. no.)
   VL2201/2400 Transportation Cases x1

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

22.Description (inc. serial and/or reg. no.)
   Socapex Racks x2

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE FOR LESSEE OR HIRER                                                   SIGNATURE FOR LESSOR OR OWNER
-----------------------------------------------------------------------------   ----------------------------------------------------
Signed for and on behalf                                                        For and on behalf of the lessor/owner
of the lessee/hirer
                      /s/ Sarah Blair                                                                               Date  01/10/01
-----------------------------------------------------------------------------   ----------------------------------------------------
Title of signatory                                                              Signed

FINANCIAL CONTROLLER                                 Authorised to sign              /s/ signature illegible      Authorised to sign
-----------------------------------------------------------------------------   ----------------------------------------------------



                                                                                APPENDIX
                                                                                Not for use with agreements regulated by the
                                                                                Consumer Credit act 1974
BARCLAYS                                                                        ----------------------------------------------------
                                                                                Lessee/Hirer  Vari-Lite Production Services Limited
                                                                                ----------------------------------------------------
                                                                                CF no.                   Customer no.
This appendix shall be read and construed as forming part of the agreement      96810-01                 01268 45 3 00
under which equipment is let made between the undersigned and Barclays          ----------------------------------------------------
Mercantile Business Finance Ltd and dated the                                   Plan code                Account no.
                                                     01  10  01                 10                       75/4654 9525-7
                                                    ---- -- ----                ----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
23.Description (inc. serial and/or reg. no.)
   36-Way MCB

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

24.Description (inc. serial and/or reg. no.)
   36-Way MCB

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

25.Description (inc. serial and/or reg. no.)
   Voltech PM300 Analyser

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

26.Description (inc. serial and/or reg. no.)
   Short Nose Latern

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

27.Description (inc. serial and/or reg. no.)
   Altman Zip Strip

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

28.Description (inc. serial and/or reg. no.)
   2 Way Maxi Beam

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

29.Description (inc. serial and/or reg. no.)
   Transportation Cases x55

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

30.Description (inc. serial and/or reg. no.)
   6B Conversion Kits x30

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

31.Description (inc. serial and/or reg. no.)
   Fresnel Lamp

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

32.Description (inc. serial and/or reg. no.)
   Console 800 Channel

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

33.Description (inc. serial and/or reg. no.)
   Reiche & Vogel Lights x11

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE FOR LESSEE OR HIRER                                                   SIGNATURE FOR LESSOR OR OWNER
-----------------------------------------------------------------------------   ----------------------------------------------------
Signed for and on behalf                                                        For and on behalf of the lessor/owner
of the lessee/hirer
                      /s/ Sarah Blair                                                                               Date  01/10/01
-----------------------------------------------------------------------------   ----------------------------------------------------
Title of signatory                                                              Signed

FINANCIAL CONTROLLER                                 Authorised to sign              /s/ signature illegible      Authorised to sign
-----------------------------------------------------------------------------   ----------------------------------------------------



                                                                                APPENDIX
                                                                                Not for use with agreements regulated by the
                                                                                Consumer Credit act 1974
BARCLAYS                                                                        ----------------------------------------------------
                                                                                Lessee/Hirer  Vari-Lite Production Services Limited
                                                                                ----------------------------------------------------
                                                                                CF no.                   Customer no.
This appendix shall be read and construed as forming part of the agreement      96810-01                 01268 45 3 00
under which equipment is let made between the undersigned and Barclays          ----------------------------------------------------
Mercantile Business Finance Ltd and dated the                                   Plan code                Account no.
                                                     01  10  01                 10                       75/4654 9525-7
                                                    ---- -- ----                ----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
34.Description (inc. serial and/or reg. no.)
   Trussing

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

35.Description (inc. serial and/or reg. no.)
   VL6B Transportation Cases x10

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

36.Description (inc. serial and/or reg. no.)
   6B Conversion Kits x 60

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

37.Description (inc. serial and/or reg. no.)
   V16B Transportation Case

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

38.Description (inc. serial and/or reg. no.)
   6B Conversion Kits x 6

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

39.Description (inc. serial and/or reg. no.)
   VL2416 Broad Beam Lights x64

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

40.Description (inc. serial and/or reg. no.)
   V12201/2400 Transportation Cases x3

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

41.Description (inc. serial and/or reg. no.)
   36-Way MCB x2

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

42.Description (inc. serial and/or reg. no.)
   Scroller Transportation Cases x2

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

43.Description (inc. serial and/or reg. no.)
   VL2402 Broad Beam Lights x30

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

44.Description (inc. serial and/or reg. no.)
   VL2201/2400 Transportation Cases x15

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE FOR LESSEE OR HIRER                                                   SIGNATURE FOR LESSOR OR OWNER
-----------------------------------------------------------------------------   ----------------------------------------------------
Signed for and on behalf                                                        For and on behalf of the lessor/owner
of the lessee/hirer
                      /s/ Sarah Blair                                                                               Date  01/10/01
-----------------------------------------------------------------------------   ----------------------------------------------------
Title of signatory                                                              Signed

FINANCIAL CONTROLLER                                 Authorised to sign              /s/ signature illegible      Authorised to sign
-----------------------------------------------------------------------------   ----------------------------------------------------



                                                                                APPENDIX
                                                                                Not for use with agreements regulated by the
                                                                                Consumer Credit act 1974
BARCLAYS                                                                        ----------------------------------------------------
                                                                                Lessee/Hirer  Vari-Lite Production Services Limited
                                                                                ----------------------------------------------------
                                                                                CF no.                   Customer no.
This appendix shall be read and construed as forming part of the agreement      96810-01                 01268 45 3 00
under which equipment is let made between the undersigned and Barclays          ----------------------------------------------------
Mercantile Business Finance Ltd and dated the                                   Plan code                Account no.
                                                     01  10  01                 10                       75/4654 9525-7
                                                    ---- -- ----                ----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
45.Description (inc. serial and/or reg. no.)
   VL6B Transportation Cases x7

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New

46.Description (inc. serial and/or reg. no.)
   6b Conversion Kits x40

   Location of equipment                                                                                            New/Used
   Fairway Drive, UB6 8PW                                                                                           New




















------------------------------------------------------------------------------------------------------------------------------------

SIGNATURE FOR LESSEE OR HIRER                                                   SIGNATURE FOR LESSOR OR OWNER
-----------------------------------------------------------------------------   ----------------------------------------------------
Signed for and on behalf                                                        For and on behalf of the lessor/owner
of the lessee/hirer
                      /s/ Sarah Blair                                                                               Date  01/10/01
-----------------------------------------------------------------------------   ----------------------------------------------------
Title of signatory                                                              Signed

FINANCIAL CONTROLLER                                 Authorised to sign              /s/ signature illegible      Authorised to sign
-----------------------------------------------------------------------------   ----------------------------------------------------


THIS SALE AGREEMENT is made the   01/10/01

BETWEEN

(1) VARI-LITE EUROPE LIMITED, A COMPANY REGISTERED IN ENGLAND UNDER NUMBER 2876045 WHOSE REGISTERED OFFICE IS AT 20-22 FAIRWAY DRIVE, GREENFORD, MIDDLESEX UB6 8PW (THE "VENDOR"); AND

(2) BARCLAYS MERCANTILE BUSINESS FINANCE LIMITED A COMPANY REGISTERED IN ENGLAND UNDER NUMBER 898129 WHOSE REGISTERED OFFICE IS AT CHURCHILL PLAZA, CHURCHILL WAY, BASINGSTOKE, HAMPSHIRE RG21 7GP ("THE PURCHASER").

WHEREBY IT IS HEREBY AGREED as follows:-

1. As obligations separate and independent from any other obligations of the Vendor and the Purchaser and subject only to the terms of this Agreement and the relevant VAT invoice the Vendor agrees to sell outright and the Purchaser agrees to purchase, the equipment described in the Schedule attached.

2. The total price payable by the Purchaser to the Vendor for the Equipment shall be as stated in the Schedule attached (the "Purchase Price") plus value added tax.

3. Full title to and risk in the Equipment shall pass to the Purchaser from the Vendor on payment of the Purchase Price plus value added tax.

4. In consideration of the Purchaser entering into this Agreement, the Vendor hereby represents and warrants to the Purchaser that:-

        (i) the entering into of this Agreement by the Vendor and the due and proper performance of its obligations hereunder will not conflict with or result in a breach of any term of or constitute a default under or result in the creation or imposition of any lien security interest, charge or encumbrance upon the Equipment;

        (ii) the description and other details of the Equipment set out in the Schedule attached are accurate and the Equipment is complete and of satisfactory quality and fit for its purpose;

        (iii) the Vendor is the legal owner of the Equipment free and clear of all liens, mortgages, charges and encumbrances; and

        (iv) there are no outstanding disputes claims or proceedings relating to or arising from the condition, possession or operation of the Equipment.

5.      This Agreement shall be governed by English law.

IN WITNESS whereof this Agreement has been entered into the day and year first before written.

               Schedule of Assets for Vari-Lite Europe Limited

------------------------------------------------------------------------------------------------
DATE    SUPPLIER     ASSET                                 NET          VAT          TOTAL
------------------------------------------------------------------------------------------------
23-Aug  ETC          Upgrade Kit for Consol                L 16,110.00  L  2,819.25  L 18,929.25
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25-Jun  Prestige     3D illuminated letters                L  3,887.00  L    680.22  L  4,567.22
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7-Aug   Wybron       Colour Scrollers x13                  L  8,608.54  L  1,506.49  L 10,115.03
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1-Aug   SES          Residual Circuit Distributor x2       L    750.00  L    131.25  L    881.25
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1-Aug   SES          Residual Circuit Distributor x2       L    750.00  L    131.25  L    881.25
------------------------------------------------------------------------------------------------
2-Aug   SES          Residual Circuit Distributor x2       L    750.00  L    131.25  L    881.25
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12-Jan  5 Star       Light Transportation cases x2         L    580.00  L     98.46  L    678.46
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26-Apr  ABS          Transportation cases x6               L  2,580.00  L    451.50  L  3,031.50
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16-May  DHA          DMX Converter                         L    650.00  L    113.75  L    763.75
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5-Apr   DHA          DMX Converter                         L    894.50  L    156.54  L  1,051.04
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20-Apr  Parker       Portable Clocking Machine             L  3,165.00  L    553.89  L  3,718.89
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23-Jul  Out Board    Chain Hoist                           L  4,160.00  L    728.00  L  4,888.00
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6-Nov   TMB          Cabling                               L  3,271.17  L    572.45  L  3,843.62
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19-Jun  ABS          Cyclite Cases x4                      L  1,375.00  L    240.63  L  1,615.63
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29-May  Slick        Trussing                              L  4,285.71  L    750.01  L  5,035.72
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25-Jun  Vari-Lite    VL2402 Broad beam Lights x11          L 24,328.59  L  4,257.50  L 28,586.09
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                     VL2201/2400 Transportation cases x6   L  2,074.90  L    363.10  L  2,438.00
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22-Jun  Vari-Lite    VL2402 Broad beam Lights x1           L  2,211.69  L    387.04  L  2,598.73
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11-May  LCA          Iris 4 lighting x12                   L  9,600.00  L  1,680.00  L 11,280.00
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30-Apr  Vari-Lite    VL2402 Broad beam lights x30          L 77,286.24  L 13,525.09  L 90,811.33
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                     VL2201/2400 Transportation cases x15  L  5,187.30  L    907.77  L  6,095.07
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16-Jul  SES          Socapex Rack x2                       L  7,440.00  L  1,302.00  L  8,742.00
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13-Jun  SES          36-Way MCB                            L  3,720.00  L    651.00  L  4,371.00
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13-Jun  SES          36-Way MCB                            L  3,720.00  L    651.00  L  4,371.00
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4-Apr   TTI          Viotech PM300 Analyser                L  1,843.30  L    322.58  L  2,165.88
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21-Feb  AC Lighting  Short Nose Latern                     L  1,032.60  L    180.71  L  1,213.31
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28-Mar  TMB          Altman Zip Strip                      L  1,855.60  L    324.73  L  2,180.33
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28-Feb  Slick        2 Way Maxi Beam                       L  1,460.34  L    255.56  L  1,715.89
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21-Mar  Vari-Lite    Transportation cases x55              L 80,330.69  L 14,057.87  L 94,388.56
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                     6B Conversion Kits                    L 21,292.92  L  3,726.26  L 25,019.18
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27-Feb  LCA          Fresnel Lamp                          L  1,090.00  L    190.75  L  1,280.75
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21-Feb  ETC          Console 800 Channel                   L  4,580.00  L    801.50  L  5,381.50
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1-Feb   LTG          Reiche&Vogel Light x11                L  4,240.50  L    742.09  L  4,982.59
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8-Feb   Tomcat       Trussing                              L  8,556.00  L  1,497.30  L 10,053.30
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21-Mar  Vari-Lite    VL6B Transportation cases x10         L  5,148.89  L    901.05  L  6,049.94
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                     6B Conversion Kits x60                L 42,585.83  L  7,452.52  L 50,038.35
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15-Feb  Vari-Lite    V16B Transportation case              L    507.83  L     88.87  L  5,967.00
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                     6B Conversion Kits x6                 L  4,200.25  L    735.04  L  4,935.29
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9-Feb   Vari-Lite    VL2416 Broad beam lights x64          L163,082.96  L 28,539.52  L191,622.48
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                     VL2201/2400 Transportation cases x32  L  8,306.85  L  1,453.69  L  9,760.54
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7-Jun   SES          36-Way MCB x2                         L  8,100.00  L  1,417.50  L  9,517.50
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23-Feb  Vari-Lite    Scroller transportation cases x2      L    356.71  L     62.42  L    419.13
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31-May  Vari-Lite    VL2402 Broad beam lights x30          L 76,745.78  L 13,430.51  L 90,176.29
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                     VL2201/V12400 Trnsptatn Cases x15     L  5,151.02  L    901.43  L  6,052.50
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9-Jan   Vari-Lite    VL6B Transportation Cases x7          L  3,414.53  L    597.54  L  4,012.07
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                     6B Conversion Kits x40                L 28,209.47  L  4,936.66  L 33,146.13
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                                                           L659,477.71  L115,405.54  L780,253.59
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31-Jan  NegEarth     HPL Lamp                              30.5         5.34         35.84
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-----------------------------------------------------------=====================================
                     GRAND TOTAL                           L659,447.21     115400.2    780217.75
-----------------------------------------------------------=====================================


        /s/ S. Blair
        ----------------------------------------------------------------
        Authorised to sign for and on behalf of Vari-Lite Europe Limited

        Name & title of Signatory: S. BLAIR FINANCIAL CONTROLLER

        /s/ signature illegible
        ----------------------------------------------------------------
        Authorised to sign for and on behalf of Barclays Mercantile Business Finance Limited

        Name & Title of Signatory: Business Co-Ordinator


    You are responsible for taking delivery of the equipment; on delivery you must make sure it is as described in the schedule and anything additional needed to start it working or to use it must be arranged by you.
(2) We make no statement about the equipment other than that we have the right to hire it out to you. We have not authorised the supplier or anyone else to make any statement about it.
(3) Any condition, warranty or other term implied by law is excluded to the full extent permitted by law. If you wish to have the benefit of any equipment or service guarantee or warranty, you should arrange this directly with the supplier, but we will, on request, let you have the benefit of any that the supplier gives to us.
(4) Rentals are payable even if you are not satisfied with the equipment or it does not work or do what you expected it to, needs maintenance or is damaged; we are not liable for any loss of business, revenue, profit or anticipated savings however caused.
6.  INSURANCE
(1) You must insure the equipment until it is returned to us for its full replacement value against loss or damage and against third party risks or with comprehensive cover in the case of vehicles.
(2) We may require to approve your insurers and the terms of insurance, to see your insurance policy and to have our ownership noted. If we are not satisfied with your insurance, we may take out our own insurance at your expense; you will reimburse us on demand.
(3) If the equipment is a total loss or stolen, you must promptly inform us and we may either require the equipment to be replaced or you to pay us the amount required to discharge your outstanding liability to us (see clause 8).
(4) You authorise us to contact your insurers and, if the equipment is a total loss or is stolen, consent to us disclosing the amount required to discharge your outstanding liability to us and as your agent to negotiate and agree with your insurers the terms of any insurance claim in respect of the equipment and to receive any insurance proceeds payable.
(5) If any insurance cover you take out fails to cover your liability to us, you will still be liable to us for any shortfall.
7.  DEFAULT
(1) Certain events, which you must not allow to occur, are a default and repudiation by you of each lease; they are that:
    (a) we do not receive any rental within 10 days of its due date; or
    (b) you breach any other term (and, if it can be remedied, you fail to remedy the breach within 10 days of our notice requiring you to do
        so); or
    (c) (if you are an individual) an application for an interim order is made against you or a petition for a bankruptcy order (in Scotland for sequestration) is presented against you; or
    (d) (if you are a company, trust or corporation) a receiver, administrative receiver or liquidator is appointed to you or you are dissolved or otherwise wound up; or
    (e) distress (is Scotland diligence) or execution is threatened or made against you (any of which automatically terminates each lease); or
    (f) a meeting of your creditors is called or you propose a voluntary arrangement or cease to trade or a petition for the appointment to you of an administrator is presented; or
    (g) (if in Scotland) you are apparently insolvent; or
    (h) any company in the Barclays PLC Group withdraws any facility or demands payment as a result of a default by you.
(2) If any of the events in clause 7(1) occurs, our consent to your possession of the equipment ceases. We may then terminate any hiring, enter your premises and take back the equipment. If we do not act immediately, we will still have these rights.
(3) If we terminate the hiring or the agreement has terminated automatically, without affecting our rights (including any right to damages and to our costs of recovering the equipment), you must then pay us the amount required to discharge your outstanding liability to us (see clause 8). Receipt by us of part payment will not affect our rights.

8.  YOUR LIABILITY ON TERMINATION
(1) Your outstanding liability to us (see clauses 6(3), 7(3) and 10) should the hiring or lease terminate, will be any arrears of rental accrued and by way of agreed compensation, a sum equal to the unpaid balance HP price shown on the schedule less a rebate calculated by us for early payment of any charges included in it.
(2) We shall deduct the value of the equipment from your liability; the value will be what we have sold it for (net of expenses) or what we have received from insurers.
9.  YOUR OPTION TO PURCHASE
(1) You have the option to (but do not have to) purchase the equipment at the expiry of the term if:
    (a) we have received on the terms of this agreement all rentals shown in the schedule and other sums then payable to us in respect of the lease;
    (b) you are not in default (see clause 7); and
    (c) you pay us any option payment stated in the schedule plus any VAT chargeable.
        The equipment then becomes your property. We confirm that we will have the right to pass title to you.
(2) If you wish to exercise your option to purchase prior to the expiry of the term, you may only do so with our permission and on receipt by us of the amount we quote to you as payable.
(3) Where the equipment includes computer software, ownership of the software will remain with the owner or licensor of it and we grant you no option to purchase it.
10. YOUR RIGHT TO TERMINATE
(1) You may terminate the hiring under any schedule without exercising your option to purchase (see clause 9), but only if you:
    (a) terminate the hiring of all other equipment under all other hire or lease purchase agreements that are not regulated (by consumer credit law) between us and you and your associated companies (defined by tax law);
    (b) pay the amount we quote you as payable under all such agreements, which will include your outstanding liability to us under that schedule (see clause 8); and
    (c) return the equipment (see clause 11).
(2) Without our permission you may only pre-pay in compliance with these terms.
11. RETURN OF EQUIPMENT
(1) Unless you validly exercise your option to purchase (see clause 9) you must return the equipment (including any instruction books, registration documents and service records) to us, to an address specified by us, when the hiring of it has ended.
(2) On return the equipment must be in working order and good condition (fair wear and tear excepted). Any costs incurred in returning the equipment are payable by you.

THESE ARE YOUR DECLARATIONS WHEN YOU SIGN A SCHEDULE
You request us to (i) accept your offer to hire the equipment from us on the terms and conditions of the lease (ii) upon our acceptance, date the schedule and forward your payment instructions to your bankers.
You acknowledge that we have had no part in selecting the equipment and exclude liability for its condition and suitability.

-----------------------------------------------------------------------
SIGNATURE OF HIRER
Signed for and on behalf of the hirer

/s/ S. Blair
--------------------------------------------------------------
Name and title of signatory

S. BLAIR FINANCIAL CONTROLLER               Authorised to sign
-----------------------------------------------------------------------

-----------------------------------------------------------------------
SIGNATURE OF OWNER
Signed for and on behalf of Barclays Mercantile Business
Finance Ltd.

                      /s/ signature illegible
                     PLEASE LEAVE BLANK
                                            Authorised to sign
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